UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 27, 2003
                                                          --------------------


     GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003 providing for the issuance of GSAMP Trust 2003-SEA Mortgage Pass-Through Certificates, Series 2003-SEA)
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-14              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2003-SEA Mortgage Pass-Through Certificates, Series 2003-SEA pursuant to the terms of the Pooling and Servicing Agreement, dated August 1, 2003 among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP as servicer, NC Capital Corporation, as responsible party and JPMorgan Chase Bank, as trustee.

     On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2003-SEA
Mortgage Pass-Through Certificates, Series 2003-SEA
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: October 30, 2003        By: /s  Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 27, 2003


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

                          GSAMP TRUST 2003-SEA Mortgage Pass-Through Certificates Series 2003-SEA
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   October 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         99,087,000.00   96,718,395.80   3,948,417.31     130,677.30    4,079,094.61     0.00      0.00       92,769,978.49
M1          2,923,000.00    2,923,000.00           0.00       8,756.01        8,756.01     0.00      0.00        2,923,000.00
B1          1,062,000.00    1,062,000.00           0.00       5,069.28        5,069.28     0.00      0.00        1,062,000.00
B2          1,063,000.00    1,063,000.00           0.00       5,310.28        5,310.28     0.00      0.00        1,063,000.00
B3          1,060,000.00    1,060,000.00           0.00       5,295.29        5,295.29     0.00      0.00        1,060,000.00
X           1,062,606.00    1,062,606.00           0.00           0.00            0.00     0.00      0.00        1,062,606.00
R1                  0.00            0.00           0.00           0.00            0.00     0.00      0.00                0.00
R2                  0.00            0.00           0.00           0.00            0.00     0.00      0.00                0.00
TOTALS    106,257,606.00  103,889,001.80   3,948,417.31     155,108.16    4,103,525.47     0.00      0.00       99,940,584.49

N           6,975,000.00    6,314,441.42           0.00     683,899.30      683,899.30     0.00      0.00        5,675,269.42
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36228FVH6        976.09571185    39.84798520    1.31881377    41.16679897     936.24772664      A1         1.520000 %
M1      36228FVJ2      1,000.00000000     0.00000000    2.99555594     2.99555594   1,000.00000000      M1         3.370000 %
B1      36228FVK9      1,000.00000000     0.00000000    4.77333333     4.77333333   1,000.00000000      B1         5.370000 %
B2      36228FVL7      1,000.00000000     0.00000000    4.99555974     4.99555974   1,000.00000000      B2         5.620000 %
B3      36228FVM5      1,000.00000000     0.00000000    4.99555660     4.99555660   1,000.00000000      B3         5.620000 %
X       36228FVN3      1,000.00000000     0.00000000    0.00000000     0.00000000   1,000.00000000      X          0.000000 %
TOTALS                   977.70885032    37.15891463    1.45973701    38.61865164     940.54993569

N       36228FXF8        905.29626093     0.00000000   98.05007885    98.05007885     813.65869821      N          8.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 4.03(i)    Principal Allocation
                                        Total                                                                3,948,417.31
                                                              Principal Prepayments                          3,787,826.75
                                                              Liquidation Proceeds                                   0.00

Sec. 4.03(ii)   Interest Allocation
                                        Total                                                                  839,007.46
                                                              Unpaid Interest Paid                                   0.00
                                                              Unpaid Interest Remaining                              0.00
                                                              Basis Carry Forward Amount                             0.00
                                                              Basis Carry Forward Amount Paid                        0.00

Sec. 4.03(iii)  Payment Shortfall
                                        Class A1
                                                              Interest Shortfall                                     0.00
                                                              Principal Shortfall                                    0.00

                                        Class M1
                                                              Interest Shortfall                                     0.00
                                                              Principal Shortfall                                    0.00

                                        Class B1
                                                              Interest Shortfall                                     0.00
                                                              Principal Shortfall                                    0.00

                                        Class B2
                                                              Interest Shortfall                                     0.00
                                                              Principal Shortfall                                    0.00

                                        Class B3
                                                              Interest Shortfall                                     0.00
                                                              Principal Shortfall                                    0.00

                                        Class N
                                                              Interest Shortfall                                     0.00
                                                              Principal Shortfall                                    0.00

Sec. 4.03(v)    Ending Pool Stated Principal Balance                                                        99,940,584.26

Sec. 4.03(vi)   Servicing Fees Paid                                                                             43,287.07

Sec. 4.03(viii) Advances                                                                                             0.00
                                        Current Period Advances                                                      0.00
                                        Outstanding Advances                                                         0.00

Sec. 4.03(ix,xii)                                                                                        0.00
                            Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                                   Group 1
                                                                                             Principal
                                                   Period                Number                Balance              Percentage
                                                  0-30 days                   1,187            80,751,081.25                 80.80 %
                                                  31-60 days                    112             8,171,068.84                  8.18 %
                                                  61-90 days                     45             3,989,544.04                  3.99 %
                                                  91+days                        77             7,028,890.13                  7.03 %
                                                   Total                      1,421            99,940,584.26                100.00 %
pagespace
                            Number and Aggregate Principal Amounts of REO Loans

                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00          0.00%

                            Market Value of REO Loans                                          0.00

                            Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

                            Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                            57            4,761,889.65                  4.76 %

Sec. 4.03(x)    12 Month Scheduled Payments                                                                        0.00
                                        Scheduled Payments Due                                               987,761.23
                                        Scheduled Payments 60+ days Delinquent                            11,018,434.17

Sec. 4.03(xi)   REO Loans

Sec. 4.03(xiii) Trigger Event
                                                                                                                    YES

Sec. 4.03(xiv)  Excess Reserve Fund Account Balance                                                                0.00

Sec. 4.03(xv)   Realized Losses
                                        Current Losses                                                             0.00
                                        Cumulative Losses                                                          0.00

Sec. 4.03(xvi)  Net Monthly Excess Cashflow                                                                  683,899.30
                                        Appled Realized Losses Paid                                                0.00
                                        Unpaid Interest Amounts Paid                                               0.00

Sec. 4.03(xvii) Overcollateralization
                                        Overcollateralization Amount                                       1,062,605.77
                                        Specified Overcollateralization Amount                             1,062,605.77

Sec. 4.03(xviii)Prepayment Premiums                                                                           10,169.52

Sec. 4.03(xix)  Reimbursement Amounts
                                        Reimbursement Amount Prior to Distribution                                 0.00
                                        Reimbursement Amount Paid                                                  0.00

Sec. 4.03(xx)   Cumulative Loss Percentage                                                                     0.0000 %

Sec. 4.03(xxi)  Class X Distribution

Class N Interest Paid                                                                                         44,727.29
Class N Amounts Paid in Reduction of Notional Amount                                                         639,172.00

Insurance Premium Paid                                                                                        16,119.73
Trustee Paid                                                                                                     346.30

             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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